SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 19, 2020, BorgWarner Inc. (“BorgWarner” or the “Company”) completed the public offering and issuance of $1,100 million aggregate principal amount of its 2.650% Senior Notes due 2027 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement, dated June 16, 2020, between the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., each acting on behalf of itself and the several underwriters named therein.

The Notes are governed by an indenture, dated September 23, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as supplemented by a Sixth Supplemental Indenture, dated June 19, 2020 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee for the Notes. Pursuant to the Indenture, interest on the Notes will accrue at a rate of 2.650% per annum on the principal amount from June 19, 2020, payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2021. The Notes will mature on July 1, 2027, unless redeemed prior thereto.

Prior to May 1, 2027 (two months prior to the maturity date of the Notes), the Company may redeem the Notes at its option, in whole or in part, at any time at a redemption price equal to the redemption price set forth in the Notes, plus any accrued and unpaid interest on the Notes to the redemption date.

On or after May 1, 2027 (two months prior to the maturity date of the Notes), the Company may redeem the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes to the redemption date.

If a change of control repurchase event (as defined in the Indenture) occurs with respect to the Notes, unless the Company has exercised its right to redeem the Notes, the Company will make an offer to each holder of the Notes to repurchase all or any part of that holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus unpaid interest, if any, accrued thereon to, but excluding, the repurchase date.

The Notes will be the Company’s general unsecured and unsubordinated obligations and will rank equally in right of payment with all of its other existing and future unsecured and unsubordinated obligations. The Notes will be effectively subordinated to any of the Company’s existing or future secured debt to the extent of the value of the assets securing such debt and will be structurally subordinated to all existing and future liabilities and any preferred equity of the Company’s subsidiaries.

The Indenture includes customary events of default, including, among other things, payment default, covenant default, certain defaults under other indebtedness of the Company or certain of its subsidiaries and bankruptcy, insolvency or reorganization affecting the Company or certain of its subsidiaries.

This description of the Indenture is a summary and is qualified in its entirety by reference to the Base Indenture and the Sixth Supplemental Indenture (including the form of Global Note attached as Exhibit A to the Sixth Supplemental Indenture), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The Company intends to use the net proceeds from the sale of the Notes to redeem and/or repurchase $250 million in aggregate principal amount of its outstanding 4.625% Senior Notes due September 15, 2020 and, upon the successful consummation of the proposed transaction (the “Delphi Transaction”) between the Company and Delphi Technologies PLC (“Delphi Technologies”), to repay certain amounts outstanding under the $1,250 million senior secured credit facility of Delphi Technologies, with any remaining net proceeds being used for general corporate purposes.

If the Delphi Transaction is not consummated on or prior to April 28, 2021 or the Transaction Agreement, dated January 28, 2020, as amended on May 6, 2020, by and between the Company and Delphi Technologies relating to the Delphi Transaction, is terminated on or prior to April 28, 2021 (without replacement thereof), the Company will be required to redeem all of the outstanding Notes at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the applicable special mandatory redemption date.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

The offer and sale of the Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-236478) (the “Registration Statement”), including the prospectus constituting a part thereof, dated February 18, 2020, and the prospectus supplement, dated June 16, 2020, filed by the Company with the Securities and Exchange Commission (the “SEC”). The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of the Registration Statement.

On June 19, 2020, in connection with the offer and sale of the Notes, the Company entered into U.S. dollar to Euro cross-currency swaps (collectively, the “Cross-Currency Swap”) to exchange $1,100 million at an interest rate of 2.650% for €976 million at an interest rate of 1.7846%. By doing so, the Company synthetically converted the U.S. dollar-based long-term debt that the Company incurred through the offer and sale of the Notes into Euro-denominated long-term debt. The final maturity of the Cross-Currency Swap is July 1, 2027. As a result of the Cross-Currency Swap, the Company expects to realize annual cash interest savings of approximately $9 million, based on the average swapped coupon of 1.7846% as compared to the 2.650% coupon on the Notes.

In addition, on June 19, 2020, in connection with the offer and sale of the Notes, the commitments under the Company’s 364-day, $750 million unsecured delayed-draw term loan facility, dated April 29, 2020, among the Company, as borrower, Bank of America, N.A., as administrative agent, and other lenders, were canceled in full and the facility was terminated in accordance with its terms.

No Offer or Solicitation

This communication is being made in respect of the Delphi Transaction. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Delphi Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Delphi Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

Participants in the Solicitation

Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the Delphi Transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement filed on Schedule 14A with the SEC on May 26, 2020 (the “definitive proxy statement”) and any other relevant documents filed or to be filed with the SEC. You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its definitive proxy statement filed with the SEC on Schedule 14A on March 20, 2020.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Delphi Transaction. In connection with the Delphi Transaction, Delphi Technologies filed with the SEC the definitive proxy statement and may file with the SEC other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the definitive proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the Delphi Transaction or incorporated by reference in the definitive proxy statement carefully and in their entirety when they become available because they contain or will contain important information about the Delphi Transaction and the parties to the Delphi Transaction.

Investors are able to obtain free of charge the definitive proxy statement and other documents filed with the SEC (when available) at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s respective investor relations departments at +1 248-813-2494 and +1 248-754-0872, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Notice Regarding Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the Delphi Transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined company following the Delphi Transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the Delphi Transaction will not be pursued; failure to obtain necessary shareholder approvals, regulatory approvals or required financing or to satisfy any of the other conditions to the Delphi Transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the Delphi Transaction; failure to realize the expected benefits of the Delphi Transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the Delphi Transaction or any further announcements relating to the Delphi Transaction or the consummation of the Delphi Transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the Delphi Transaction; general economic and business conditions that affect the combined company following the consummation of the Delphi Transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities in response thereto; the significant and unprecedented market disruption caused by the COVID-19 pandemic and its impact on the businesses, operations and financial conditions of BorgWarner and Delphi Technologies; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 13, 2020, the information under the caption “Risk Factors” in Delphi Technologies’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 7, 2020, the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 13, 2020, and the information under the caption “Risk Factors” in BorgWarner’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 6, 2020.

Any forward-looking statements by Delphi Technologies or BorgWarner speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

General

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this communication and all other documents relating to the Delphi Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the Delphi Transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the Delphi Transaction should be made only on the basis of the information contained in the definitive proxy statement and other relevant documents. Delphi Technologies shareholders are advised to read carefully the formal documentation in relation to the Delphi Transaction, including the definitive proxy statement, the annexes and the documents incorporated by reference into the definitive proxy statement and any other relevant documents filed or to be filed with the SEC by Delphi Technologies in connection with the Delphi Transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

1.1

Underwriting Agreement, dated June 16, 2020, between BorgWarner Inc. and BofA Securities, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Representatives of the several underwriters named therein.

4.1

Indenture, dated September 23, 1999, between Borg-Warner Automotive, Inc. and The Bank of New York Mellon Trust Company, N.A. (successor in interest to Chase Manhattan Trust Company, National Association), as trustee (incorporated by reference to Exhibit No. 4.6 to the Company’s Registration Statement 333-172198 filed on February 11, 2011).

4.2

Sixth Supplemental Indenture, dated June 19, 2020, between BorgWarner Inc. and Deutsche Bank Trust Company Americas, as trustee (including the form of Global Note attached as Exhibit A to the Sixth Supplemental Indenture).

5.1	Opinion of Foley & Lardner LLP.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1 and incorporated by reference herein).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: June 19, 2020	By:	/s/ Tonit M. Calaway
	Name:	Tonit M. Calaway
	Title:	Executive Vice President and Secretary